UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2013

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of the Company was held on September 12, 2013. Proxies were solicited pursuant to the Company’s proxy statement filed on July 29, 2013 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the 2013 Annual Meeting was 6,625,555. The number of shares of common stock present or represented by valid proxy at the 2013 Annual Meeting was 4,394,827. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the 2013 Annual Meeting.

At the 2013 Annual Meeting, the Company’s stockholders were asked (i) to elect two Class II directors, nominated by the Company’s Board of Directors, each to serve until the 2016 Annual Meeting or until their successors are duly elected and qualified; (ii) to consider and vote on whether to approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ended March 31, 2013; (iii) to consider and vote, on a non-binding, advisory basis, on how frequently the Company should seek approval from its stockholders, on an advisory basis, of the compensation paid to the Company’s named executive officers; and (iv) to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014. The voting results reported below are final.

Proposal 1 – Election of Class II Directors

Jay Birnbaum and Jim Schutz were duly elected as the Company’s Class II directors. The results of the election were as follows:

NOMINEE	FOR	WITHHELD
Jay Birnbaum	1,059,810	123,407
Jim Schutz	1,048,103	135,114

Proposal 2 – Advisory Vote on Executive Compensation

FOR	AGAINST	ABSTAIN
927,758	217,623	37,836

Proposal 3 – Advisory Vote on Frequency of Executive Compensation Advisory Votes

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
502,389	54,395	609,014	17,419

In light of the results of this vote and after considering other relevant factors, the Company’s Board of Directors has determined that the Company will conduct future stockholder advisory votes regarding named executive officer compensation on an annual basis until it submits another vote to stockholders on the frequency of holding such an advisory vote and stockholders recommend a different frequency.

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,052,281	198,018	144,528	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.

(Registrant)

Date: September 17, 2013

/s/ Robert Miller

Name:  Robert Miller

Title:    Chief Financial Officer

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